EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/company/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS JULY 2008

OPERATIONAL PERFORMANCE

HOUSTON, Aug. 1, 2008 - Continental Airlines (NYSE: CAL) today reported a July consolidated (mainline plus regional) load factor of 84.2 percent, 2.2 points below the July 2007 consolidated load factor, and a mainline load factor of 85.3 percent, 1.7 points below the July 2007 mainline load factor. In addition, the carrier reported a domestic mainline July load factor of 85.5 percent, 2.5 points below the July 2007 domestic mainline load factor, and an international mainline load factor of 85.0 percent, 1.0 point below July 2007.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 76.1 percent and a mainline segment completion factor of 99.1 percent.

In July 2008, Continental flew 9.2 billion consolidated revenue passenger miles (RPMs) and 10.9 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic increase of 1.6 percent and a capacity increase of 4.3 percent as compared to July 2007. In July 2008, Continental flew 8.3 billion mainline RPMs and 9.7 billion mainline ASMs, resulting in a mainline traffic increase of 1.1 percent and a mainline capacity increase of 3.2 percent as compared to July 2007. Domestic mainline traffic was 4.2 billion RPMs in July 2008, down 1.7 percent from July 2007, and domestic mainline capacity was 4.9 billion ASMs, up 1.2 percent from July 2007.

For July 2008 both consolidated and mainline passenger revenue per available seat mile (RASM) are estimated to have increased between 4.5 and 5.5 percent compared to July 2007. For June 2008, consolidated passenger RASM increased 4.1 percent compared to June 2007, while mainline passenger RASM increased 3.5 percent compared to June 2007.

Continental's regional operations had a July load factor of 76.0 percent, 5.5 points below the July 2007 regional load factor. Regional RPMs were 935.8 million and regional ASMs were 1,231.6 million in July 2008, resulting in a traffic increase of 6.0 percent and a capacity increase of 13.7 percent versus July 2007.

Continental Airlines is the world's fifth largest airline. Continental, together with Continental Express and Continental Connection, has more than 3,000 daily departures throughout the Americas, Europe and Asia, serving 140 domestic and 139 international destinations. More than 550 additional points are served via SkyTeam alliance airlines. With more than 46,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with Continental Express, carries approximately 69 million passengers per year.

Continental consistently earns awards and critical acclaim for both its operation and its corporate culture. For the fifth consecutive year, FORTUNE magazine named Continental the No. 1 World's Most Admired Airline on its 2008 list of World's Most Admired Companies. For more company information, visit continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2007 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the consequences of the company's high leverage, the significant cost of aircraft fuel, the company's transition to a new global alliance, delays in scheduled aircraft deliveries, its high labor and pension costs, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the airline pricing environment, industry capacity decisions, industry consolidation, terrorist attacks, regulatory matters, excessive taxation, the availability and cost of insurance, public health threats, an economic downturn in the U.S. and global economies and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
JULY	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	4,174,148	4,246,121	-1.7	Percent

International	4,092,027	3,929,204	4.1	Percent
Transatlantic	2,245,550	2,092,000	7.3	Percent
Latin America	1,207,248	1,152,720	4.7	Percent
Pacific	639,229	684,484	-6.6	Percent

Mainline	8,266,175	8,175,325	1.1	Percent
Regional	935,824	882,769	6.0	Percent
Consolidated	9,201,999	9,058,094	1.6	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,884,063	4,826,157	1.2	Percent

International	4,812,171	4,570,083	5.3	Percent
Transatlantic	2,660,924	2,427,413	9.6	Percent
Latin America	1,366,080	1,310,433	4.2	Percent
Pacific	785,167	832,237	-5.7	Percent

Mainline	9,696,234	9,396,240	3.2	Percent
Regional	1,231,560	1,082,762	13.7	Percent
Consolidated	10,927,794	10,479,002	4.3	Percent
PASSENGER LOAD FACTOR
Domestic	85.5 Percent	88.0 Percent	-2.5	Points

International	85.0 Percent	86.0 Percent	-1.0	Point
Transatlantic	84.4 Percent	86.2 Percent	-1.8	Points
Latin America	88.4 Percent	88.0 Percent	0.4	Points
Pacific	81.4 Percent	82.2 Percent	-0.8	Points

Mainline	85.3 Percent	87.0 Percent	-1.7	Points
Regional	76.0 Percent	81.5 Percent	-5.5	Points
Consolidated	84.2 Percent	86.4 Percent	-2.2	Points
ONBOARD PASSENGERS
Mainline	4,699,437	4,773,432	-1.6	Percent
Regional	1,685,391	1,585,663	6.3	Percent
Consolidated	6,384,828	6,359,095	0.4	Percent
CARGO REVENUE TON MILES (000)
Total	83,783	81,597	2.7	Percent

PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	25,985,345	26,515,325	-2.0	Percent

International	24,221,298	22,815,288	6.2	Percent
Transatlantic	12,589,643	11,434,794	10.1	Percent
Latin America	7,418,534	6,924,391	7.1	Percent
Pacific	4,213,121	4,456,103	-5.5	Percent

Mainline	50,206,643	49,330,613	1.8	Percent
Regional	6,021,184	5,800,611	3.8	Percent
Consolidated	56,227,827	55,131,224	2.0	Percent
AVAILABLE SEAT MILES (000)
Domestic	31,044,992	31,479,038	-1.4	Percent

International	30,862,034	28,455,595	8.5	Percent
Transatlantic	16,364,910	14,299,369	14.4	Percent
Latin America	8,954,560	8,467,478	5.8	Percent
Pacific	5,542,564	5,688,748	-2.6	Percent

Mainline	61,907,026	59,934,633	3.3	Percent
Regional	7,779,084	7,385,365	5.3	Percent
Consolidated	69,686,110	67,319,998	3.5	Percent
PASSENGER LOAD FACTOR
Domestic	83.7 Percent	84.2 Percent	-0.5	Points

International	78.5 Percent	80.2 Percent	-1.7	Points
Transatlantic	76.9 Percent	80.0 Percent	-3.1	Points
Latin America	82.8 Percent	81.8 Percent	1.0	Point
Pacific	76.0 Percent	78.3 Percent	-2.3	Points

Mainline	81.1 Percent	82.3 Percent	-1.2	Points
Regional	77.4 Percent	78.5 Percent	-1.1	Points
Consolidated	80.7 Percent	81.9 Percent	-1.2	Points
ONBOARD PASSENGERS
Mainline	29,895,499	30,135,745	-0.8	Percent
Regional	10,890,016	10,519,837	3.5	Percent
Consolidated	40,785,515	40,655,582	0.3	Percent
CARGO REVENUE TON MILES (000)
Total	608,313	588,915	3.3	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
JULY	2008	2007	Change
On-Time Performance [1]	76.1%	69.7%	6.4	Points
Completion Factor [2]	99.1%	98.9%	0.2	Points
June 2008 year-over-year consolidated RASM change			4.1	Percent
June 2008 year-over-year mainline RASM change			3.5	Percent
July 2008 estimated year-over-year consolidated RASM change			4.5 - 5.5	Percent
July 2008 estimated year-over-year mainline RASM change			4.5 - 5.5	Percent
July 2008 estimated average price per gallon of fuel, including fuel taxes			3.92	Dollars
Third Quarter 2008 estimated average price per gallon of fuel, including fuel taxes			3.87	Dollars

1 Department of Transportation Arrivals within 14 minutes
2 Mainline Segment Completion Percentage

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